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                                                                 EXHIBIT 10.(NN)


                      ACCESS WORLDWIDE COMMUNICATIONS, INC.

                            Stock Option Certificate

                          Under 1997 Stock Option Plan
                          ----------------------------

                  Date of Grant:            ______________

                  Name of Optionee:         ______________

                  Number of Shares:         ______________

                  Price Per Share:          $_____________


     This is to certify that, effective on the date of grant specified above, the Stock Option Committee (the "Committee") of the Board of Directors of Access Worldwide Communications, Inc. (the "Company") has granted to the above-named optionee (the "Optionee") an option to purchase from the Company, for the price per share set forth above, the number of shares of common stock, $.01 par value per share ("the Stock"), of the Company set forth above pursuant to the Company's 1997 Stock Option Plan (the "Plan"). Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Plan. This option is not intended to be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     The terms and conditions of the option granted hereby, in addition to the terms and conditions contained in the Plan, are as follows:

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     1. The price at which each share of Stock subject to this option may be purchased shall be the price set forth above, subject to any adjustments which may be made pursuant to Section 9 hereof, provided that it shall in no event be less than the Market Value per share of Stock on the date of grant.

     2. Subject to the terms and conditions set forth herein, this option may be exercised to purchase shares of Stock covered by this option only in accordance with the following schedule:

                                                        Cumulative Percentage of
                                                      Aggregate Number of Shares
                                                      of Stock Covered by Option
Exercise Period                                           which May Be Purchased

Within one year from date of grant ...................                 >>%
Beginning one year from date of grant ................                 >>%
Beginning two years from date of grant ...............                 >>%
Beginning three years from date of grant .............                 >>%
Beginning >>years from date of grant .................                100%

less, in the case of each exercise period, the number of shares of Stock, if any, previously purchased hereunder. This option shall terminate and no shares of Stock may be purchased hereunder more than ten years after the date of grant.

     3. Except as provided in Section 7 hereof, this option may not be exercised unless the Optionee is in the employ of the Company or one of its parent or subsidiary corporations (within the meaning of Section 424(e) and (f) of the Code, and such parent or subsidiary corporations referred to herein collectively as "Affiliates") at the time of such exercise and shall have been so employed continuously since the date of grant of

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this option. For purposes of this option, service as a director, officer or consultant of the Company or any Affiliate shall be considered employment.

     4. Subject to the terms and conditions set forth herein, the Optionee may exercise this option at any time as to all or any of the shares of Stock then purchasable in accordance with Section 2 hereof by delivering to the Company written notice specifying:

          (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this option may not be exercised for less than ten (10) shares of Stock or the number of shares of Stock remaining subject to option, whichever is smaller;

          (ii) the name or names in which the stock certificate or certificates are to be registered;

          (iii) the address to which dividends, notices, reports, etc. are to be sent; and

          (iv) the Optionee's social security number.

Only one stock certificate will be issued unless the Optionee otherwise requests in writing. Payment shall be in cash, or by certified or bank cashier's check payable to the order of the Company, free from all collection charges; provided, however, that payment may be made in shares of Stock owned by the Optionee having a Market Value on the date of exercise equal to the aggregate purchase price, or in a combination of cash and Stock. For purposes of this option, the Market Value per share of Stock shall be the last sale price regular way on the date of reference, or, in case no sale takes place on such date, the average of the closing high bid and low asked prices regular way, in either case on the principal national securities exchange on which the Stock is listed or admitted to trading, or if the Stock is not listed or admitted to trading on any national securities exchange, the last sale price reported on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on such

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date, or the last sale price reported on the NASDAQ SmallCap Market on such date, or the average of the closing high bid and low asked prices in the over-the-counter market on such date, whichever is applicable, or if there are no such prices reported on NASDAQ or in the over-the-counter market on such date, as furnished to the Committee by any New York Stock Exchange member selected from time to time by the Committee for such purpose. If there is no bid or asked price reported on any such date, the Market Value shall be determined by the Committee in accordance with the regulations promulgated under Section 2031 of the Code, or by any other appropriate method selected by the Committee. If the Optionee so requests, shares of Stock purchased upon exercise of an option may be issued in the name of the Optionee or another person. The Optionee shall not be entitled to any rights as a stockholder of the Company in respect of any shares of Stock covered by this option until such shares of Stock shall have been paid for in full and issued to the Optionee.

     5. As soon as practicable after the Company receives payment for shares of Stock covered by this option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee, or in such other name or names as the Optionee shall request.

     6. This option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee. This option shall not be transferable other than by will or the laws of descent and distribution.

     7. In the event that the Optionee's employment with the Company or any Affiliate (hereinafter the "Optionee's employment") is terminated prior to the time that

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this option has been fully exercised, this option shall be exercisable, as to any remaining shares of Stock subject hereto, only in the following circumstances:

         (i) If the Optionee's employment is terminated by action of the Company or an Affiliate, or by reason of disability or retirement under any retirement plan maintained by the Company or any Affiliate, this option may be exercised by the Optionee within three months after such termination, but only as to any shares exercisable on the date the Optionee's employment so terminates;

         (ii) In the event of the death of the Optionee during the three month period after termination of the Optionee's employment covered by (i) above, the person or persons to whom his rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of his death to exercise any options which were exercisable by the Optionee at the time of his death; and

         (iii) In the event of the death of the Optionee during the period of the Optionee's employment, the option shall thereupon become exercisable in full, and the person or persons to whom the Optionee's rights are transferred by will or the laws of descent and distribution shall have a period of one year from the date of the Optionee's death to exercise such option.

Notwithstanding the foregoing, this option shall in no event be exercisable after the date of termination of such option specified in Section 2 hereof. The period of the Optionee's service as a director or consultant to the Company or any Affiliate shall be deemed the period of employment for purposes of this
Section 7.

     8. This option does not confer on the Optionee any right to continue in the employ of the Company or any Affiliate or interfere in any way with the right of the Company to determine the terms of the Optionee's employment.

     9. In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustments, if any, as it deems appropriate in the number and kind of shares subject to this option, or in the option price per share, or both, and, in the case of a merger,

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consolidation or other transaction pursuant to which the Company is not the surviving corporation or pursuant to which the holders of outstanding Stock shall receive in exchange therefor shares of capital stock of the surviving corporation or another corporation, the Committee may require an Optionee to exchange options granted under the plan for options issued by the surviving corporation or such other corporation.

     10. In connection with any merger or consolidation which results in the holders of the outstanding voting securities of the Company (determined immediately prior to such merger or consolidation) owning less than a majority of the outstanding voting securities of the surviving corporation (determined immediately following such merger or consolidation), or any sale or transfer by the Company of all or substantially all its assets or any tender offer or exchange offer for or the acquisition, directly or indirectly, by any person or group of all or a majority of the then outstanding voting securities of the Company, this option shall become exercisable in full, notwithstanding any other provision of the Plan or of any outstanding options granted thereunder, on and after (i) the fifteenth day prior to the effective date of such merger, consolidation, sale, transfer or acquisition or (ii) the date of commencement of such tender offer or exchange offer, as the case may be. Notwithstanding the foregoing, in no event shall this option be exercisable after the date of termination of the exercise period of this option specified in Sections 2 and 7 hereof.

     11. This option shall be subject to the requirement that if at any time the Board of Directors shall determine that the registration, listing or qualification of the shares of Stock covered hereby upon any securities exchange or under any federal or state law, or the consent or approval of any governmental regulatory body is necessary or

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desirable as a condition of, or in connection with, the granting of this option or the purchase of shares of Stock hereunder, this option may not be exercised unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Committee may require that the person exercising this option shall make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirements.

     12. This option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling. All interpretations or determinations of the Committee shall be binding and conclusive upon the Optionee and his legal representatives on any question arising hereunder.

     13. It shall be a condition to the obligation of the Company to issue shares of Stock upon exercise of this option, that the Optionee (or any beneficiary or person entitled to act under Section 7 hereof) pay to the Company, upon its demand, such amount as my be requested by the Company for the purpose of satisfying any liability to withhold federal, state or local income or other taxes.

     14. All notices hereunder to the Company shall be delivered or mailed to the following address:

                     Access Worldwide Communications, Inc.
                     Suite 300 4950 Communication Avenue
                     Boca Raton, FL 33431
                     Attention: Secretary

Such address for the service of notices may be changed at any time provided notice of such change is furnished in advance to the Optionee.

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                                                ACCESS WORLDWIDE COMMUNICATIONS,
                                                 INC.



                                          By:___________________________________

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